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                                                                  Exhibit 1.01
                                                                  ------------





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated April 30, 1997 included in the OGE Energy Corp. Employees' Retirement Savings Plan Form 11-K for the year ended December 31, 1996, into the previously filed Post-Effective Amendment No. 2-A to Registration Statement No. 33-61699.






                                       /s/   Arthur Andersen LLP


Oklahoma City, Oklahoma,
  June 27, 1997